THORNBURG                                                Rule 497(k)(1)(ii)
INTERMEDIATE
MUNICIPAL
FUND


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Fund Profile
March 31, 1999

This Profile summarizes key information about the Fund that is included in the Fund's Prospectus. The Fund's Prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the Prospectus and other information about the Fund at no cost by calling 800-847-0200.

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Investment Goals

The Fund's primary goal is providing as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund's investment adviser, with preservation of capital. Its secondary goal is to reduce fluctuations in its share price relative to long-term municipal bond portfolios. No assurance can be given that these goals will be achieved.

Principal Investment Strategies of the Fund

The Fund pursues its primary goal by investing principally in obligations which are issued by states and state agencies and local governments and their agencies and by United States territories and possessions. The Fund invests in obligations which are rated as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by the Fund's investment adviser to be comparable to obligors with outstanding investment grade obligations. The Fund pursues its secondary goal of reducing share price fluctuations by maintaining a dollar-weighted average portfolio maturity of normally three to ten years.

Thornburg Management Company, Inc. (TMC) actively manages the Fund's portfolio, and investment decisions are based upon general economic and financial trends, outlooks for interest rates and securities markets, the supply of debt securities, and analysis of specific securities.

The Fund seeks to enhance its income by taking advantage of yield disparities, trends or other factors in the fixed income markets. Although the Fund ordinarily will acquire securities for investment rather than for realization of gains on market fluctuations, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Prospectus you will find a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during the last fiscal year. You may obtain copies of the Fund's most recent Annual and Semiannual Reports and Prospectus at no cost by calling the Fund's Distributor, Thornburg Securities Corporation, at (800) 847-0200.

Principal Risks

The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced.
When interest rates decline, the value of the Fund's investments increases.

Dividends also will vary over time. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if municipal obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth more or less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Fund by showing how the Fund's investment results vary. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown, and the average annual total return figures compare Class A and Class C share performance to the Merrill Lynch Municipal (7-12 years) Bond Index, a broad measure of market performance.

The sales charge for Class A shares is not reflected in the returns shown in the bar charts, and the returns would be less if the charge was taken into account. The figures shown in the average annual total return table do reflect maximum sales charges imposed, assuming a redemption at the end of each period shown. Performance in the past is not necessarily an indication of how the Fund will perform in the future.

<The following are presented as bar graphs in the Profile>
Intermediate National Fund Annual Total Returns Class A Shares
------------------------------------------------------------
15%
             12.29         13.22
10%   9.81
                                                5.47
 5%
                                  4.45
 0%                                      0.72
                   (2.48)
-5
      1992   1993   1994   1995   1996   1997   1998

Year to date return for period ended 3/31/99: 0.55%.

Highest quarterly results for time period shown: 4.91% (quarter ended
3/31/95).
Lowest quarterly results for time period shown: (3.33)% (quarter ended
3/31/94).

Intermediate National Fund Average Annual Total Returns
-----------------------------------------------------
(periods ended 12/31/98)

                         One Year   Five Years  Since Inception
                         --------   ----------  ---------------
    Class A Shares         1.79%     4.70%       6.73% (7/23/91)
    Merrill Lynch Index    6.83%     6.27%       7.48%

    Class C Shares         5.04%     N/A         6.04% (9/1/94)
    Merrill Lynch Index    6.83%     N/A         7.63%

Fees and Expenses of the Fund

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)

                                                      Class A    Class C
                                                      -------    -------
     Maximum Sales Charge (Load)imposed on Purchases   3.50%      none
     (as a percentage of offering price)
     Maximum Deferred Sales Charge on Redemptions      0.50%*     0.60%**
     (as a percentage of redemption proceeds or
      original purchase price, whichever is lower)
 * Imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.
** Imposed only on redemptions of Class C shares within 12 months of purchase.

Annual Fund Operating Expenses (Expenses That Are Deducted
------------------------------  From Fund Assets)

                                              Class A    Class C
                                              -------    -------
     Management Fee                             .50%       .50%
     Distribution and Service (12b-1) Fees      .25%      1.00%
     Other Expenses                             .29%       .43%
                                                ----      -----
         Total Annual Fund Operating Expenses  1.04%      1.93%

Expenses reflect rounding. Thornburg Management Company, Inc (TMC) intends to reimburse a portion of the Class A other expenses, so that actual Class A other expenses are .25%, and actual total fund operating expenses are 1.00%. TMC and Thornburg Securities Corporation (TSC) intend to waive a portion of the Class C 12b-1 fees, and TMC intends to reimburse a portion of the Class C other expenses, so that actual Class C 12b-1 expenses are
 .60%, actual Class C other expenses are .30%, and actual total fund operating expenses for Class C are 1.40%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class A Shares     $453     $671     $908    $1,589
     Class C Shares      258      613    1,054     2,283

You would pay the following expenses if you did not redeem your shares:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------

     Class A Shares     $453     $671     $908    $1,589
     Class C Shares      198      613    1,054     2,283

Investment Adviser and Portfolio Managers

The Fund's investment adviser is Thornburg Management Company, Inc. (TMC), providing investment management and administrative services. Brian J. McMahon and George Strickland, both of whom are managing directors of TMC, are the portfolio managers for the Fund. Mr. McMahon has managed municipal bond portfolios for TMC since 1984, and Mr. Strickland has performed municipal bond credit analysis and management since joining TMC in 1991. Mr. McMahon and Mr. Strickland are assisted by other employees of TMC in managing the Fund's portfolio.

Purchase of Fund Shares

The Fund offers multiple classes of shares. Purchases of Class A and Class C shares are described below.

Class A Shares

                        Class A Shares Sales Charge
                    as a percentage     as a percentage
Purchase Amount     of Offering Price  of Net Asset Value
---------------     -----------------  ------------------
[S]                        [C]                [C]
Less than $50,000          3.50%              3.63%
$50,000 to 99,999.99       3.00%              3.09%
$100,000 to 249,999.99     2.50%              2.56%
$250,000 to 499,999.99     2.00%              2.04%
$500,000 to 999,999.99     1.50%              1.52%
$1,000,000 and up          0.00%              0.00%

   No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge will be imposed on these investments in the event of a share redemption within one year following the share purchase at the rate of 1/2 of 1% of the value of the shares redeemed.

Shareholders who sign a letter of intent to purchase more than $50,000 over 13 months may buy Class A shares at a reduced sales charge. Certain shareholders may buy Class A shares at no sales charges, including the following:

     1. shareholders who purchase shares within 24 months of redeeming Class A shares;

     2.  customers of trust companies or bank trust departments;

     3.  customers of fee for service financial advisors;

     4.  shareholders investing through a dealer's wrap program;

     5. shareholders whose orders are placed through certain brokers maintaining omnibus accounts.

Class C shares are sold at net asset value, but are subject to higher annual expenses and a .60% contingent deferred sales charge if redeemed within one year of purchase.

The minimum purchase to open an account is $5,000 but automatic investment plans may be opened with $100. Minimum additional purchase for any account is $100. Minimum account size is $1,000, and accounts falling below that amount may be subject to mandatory redemption. Purchases may be made by mail, through your financial advisor or by telephone.

Redeeming Fund Shares

You can withdraw money from your Fund account on any Fund business day by redeeming some or all of your shares (selling them back to the Fund either directly or through your financial advisor). Your shares will be purchased by the Fund at the net asset value next computed after your order is received in proper form. If your purchase was subject to a contingent deferred sales charge within one year of purchase, the charge will be deducted. You may redeem Fund shares by mail, through your financial advisor, or by telephone, if you have previously signed up for the telephone redemption feature.

Distributions and Taxes

The Fund distributes substantially all of its net income and realized capital gains to shareholders each year. The Fund declares its net investment income daily and distributes it monthly. the Fund will distribute any net realized capital gains at least annually. Distributions are reinvested automatically in additional shares unless you elect to receive them in cash. Income dividends attributable to tax exempt municipal obligations owned by the Fund are exempt from federal personal income tax, but some portion of these dividends could be subject to the alternative minimum tax. Dividends attributable to market discount on portfolio securities and distributions of net short-term capital gains are taxable as ordinary income. Any distributions of long-term capital gains are taxed as long-term capital gains for federal income tax purposes. Income dividends may not be exempt from state income taxes or taxes imposed on persons who are not individuals.

Other Fund Services

* Thornburg Funds telephone representatives: Monday through Friday from 7:30 a.m. to 4:30 p.m. Mountain Time, at 1-800-847-0200.

* Thornburg Funds Audio Response System: 24 hours a day, 7 days a week. Call 1-800-847-0200.

* The Automatic Investment Plan: transfer as little as $100 from your bank account on a weekly, monthly or quarterly basis.

* Exchange Class A shares of any other Thornburg Fund for Class A shares of the Fund without paying any additional sales charge.

* Website: Contact Thornburg on the Internet at www.Thornburg.com

Contact your financial advisor or the Fund for more information on these and other services available to you.


Please call 1-800-847-0200 or your financial adviser for an application to purchase shares of the Fund. A copy of the Fund's prospectus will be sent to you with the application.

                                  <LOGO>
                              Thornburg Funds
                          Investing With Integrity

               Thornburg Securities Corporation, Distributor
             119 East Marcy Street, Santa Fe, New Mexico 87501
                                 800-847-0200
            www.thornburg.com    e-mail: postmaster@thornburg.com